UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 1, 2007

CenturyTel, Inc.

(Exact name of registrant as specified in its charter)

Louisiana (State or other jurisdiction of incorporation or organization)	1-7784 (Commission File Number)	72-0651161 (I.R.S. Employer Identification No.)

100 CenturyTel Drive, Monroe, Louisiana 71203

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (318) 388-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

The following information, except for any forward-looking statements (including our forecasts for the upcoming quarter and full year 2007) and except for our references to non-GAAP financial measures (as defined in Regulation G promulgated by the Securities and Exchange Commission), shall be deemed incorporated by reference into any registration statement heretofore and hereafter filed by us under the Securities Act of 1933, as amended, except to the extent that such incorporated information is superceded by information as of a subsequent date that is included in or incorporated by reference into any such registration statement. None of the following information shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On November 1, 2007, we issued a press release announcing our third quarter 2007 consolidated operating results. More complete information on our operating results will be included in our Quarterly Report on Form 10-Q for the period ended September 30, 2007, which we expect to file shortly with the Securities and Exchange Commission. The complete press release is included as Exhibit 99.1.

 Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated November 1, 2007 reporting third quarter 2007 operating results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURYTEL, INC.
Dated: November 1, 2007	/s/ Neil A. Sweasy
Neil A. Sweasy
Vice President and Controller